UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 2, 2017

METLIFE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-15787	13-4075851
(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-9500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02 Results of Operations and Financial Condition.

On February 2, 2017, MetLife, Inc. (the “Company”) issued a video fourth quarter and full year 2016 financial update from chief financial officer John Hele, a transcript and description of which are attached hereto as Exhibit 99.1 (the “Video Description”) and are incorporated herein by reference. The Non-GAAP Financial information attached hereto as Exhibit 99.2 and incorporated herein by reference includes non-GAAP financial information, definitions and reconciliations of measures referenced in the Video Description that are not calculated based on accounting principles generally accepted in the United States of America, also known as GAAP, to their most directly comparable GAAP measures (the “Non-GAAP Financial Information”). The Video Description and Non-GAAP Financial Information are furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

99.1	Description of video fourth quarter and full year 2016 financial update from chief financial officer John Hele

99.2	Non-GAAP Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
	Name:	Timothy J. Ring
	Title:	Senior Vice President and Secretary

Date: February 2, 2017

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

99.1	Description of video fourth quarter and full year 2016 financial update from chief financial officer John Hele

99.2	Non-GAAP Financial Information